UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2026

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On May 31, 2026 (the “Effective Date”), the Company and Tacora Capital, LP, a Delaware limited liability company (“Tacora Capital”) entered into a Stock Purchase Agreement (“Purchase Agreement”) pursuant to which Tacora Capital agreed to purchase up to Ten Million Dollars ($10,000,000) of the Company’s common stock in twelve consecutive monthly installments commencing on the Effective Date based on a volume weighted average price.

The Purchase Agreement contains the customary representations, warranties, indemnification rights and obligations of the parties in agreements of this type, including that the Company will use commercially reasonable efforts to file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), to register the Shares as soon as reasonably practicable, but in any event no later than the sixth-month anniversary of the Twelfth Closing Date (as defined in the Purchase Agreement). The Company is not obligated to cause the Registration Statement to be declared effective by any specific date, and any time periods for effectiveness shall be subject to the Company’s compliance with applicable law and the rules and guidance of the Securities and Exchange Commission.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement attached hereto as Exhibit 10.1.

Loan Agreement

On May 31, 2026, Range Cumberland, LLC, a wholly owned indirect subsidiary of the Company (“Range Cumberland”), and Cumberland Coal Corp. (the “Borrower”) entered into a Loan Agreement (“Loan Agreement”) pursuant to which Range Cumberland agreed to make advances of up to Four Million Dollars ($4,000,000) (the “Loan”) to the Borrower pursuant to Draw Notes, a form of which is attached as an exhibit to the Loan Agreement. The Loan is secured by certain collateral provided by the Borrower pursuant to the Security Agreement attached as an exhibit to the Loan Agreement (the “Range Cumberland Security Interest”), and bears interest at a fixed rate of 10% per annum with quarterly interest-only payments. On written notice to Range Cumberland at least ten days prior to the date any interest payment is due, Borrower may elect that any accrued and unpaid interest on the outstanding principal balance of a Draw Note not be payable and to have such interest capitalized and added to the outstanding principal balance of such note. Principal and all accrued and unpaid interest is due the earlier of May 31, 2031 or upon acceleration of the Note upon an Event of Default as defined in the Loan Agreement.

The Loan Agreement contains the customary representations, warranties, covenants, indemnification rights as well as other terms typical for agreements of this nature.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Loan Agreement and the attached Form Draw Note and Security Agreement attached hereto as Exhibit 10.2.

Subordination Agreement

On May 31, 2026, in connection with the Loan Agreement and a certain Contingent Performance Note, dated as of May 31, 2026 (the “Senior Note”), issued by CCH, the Series, Cumberland Coal Corp, jointly and severally (collectively, the “Senior Note Borrowers”), in the principal amount of $25 Million in favor of Tacora Capital (the “Senior Indebtedness”), Range Cumberland entered into a Subordination Agreement with Tacora Capital and Cumberland Coal Corp. (the “Subordination Agreement”) pursuant to which Range Cumberland (the “Subordinated Creditor”) agreed to (i) subordinate the indebtedness of Cumberland Coal Corp. as evidenced by the Loan Agreement referenced above (“Subordinated Indebtedness”) to the Senior Indebtedness according to the terms and conditions of the Subordination Agreement and (ii) subordinate the Range Cumberland Security Interest granted under the Security Agreement entered into in connection with the Loan referenced above to all of the rights of Tacora Capital to payment under the Senior Note. Under the terms of the Subordination Agreement, Range Cumberland has agreed that, until the Senior Indebtedness has been paid in full, (i) no payments of principal, interest, or other amounts in respect of the Subordinated Indebtedness may be received by Range Cumberland prior to the payment in full of all of the Senior Indebtedness and (ii) all collateral described in the Security Agreement shall be subordinated and made junior and inferior in all respects to the rights of Tacora Capital to receive payment of the Senior Indebtedness in full, regardless of whether such rights are unsecured.

In addition to the above provisions, the Subordination Agreement contains customary representations, warranties, covenants, and indemnification provisions, as well as other terms typical for agreements of this nature.

The foregoing description of the Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordination Agreement, a copy of which the Company is attached hereto as Exhibit 10.3.

Range Bluegrass Letter Agreement

On May 31, 2026, Range Bluegrass Land, LLC (“Range Bluegrass”), a wholly-owned indirect subsidiary of Range Impact, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Tacora Capital, LP, a Delaware limited liability company (“Tacora Capital”) pursuant to which Range Bluegrass and Tacora Capital have agreed to work in good faith towards the creation of a joint venture arrangement with respect to monetization of certain unpermitted mineral reserve property located at the Premier Elkhorn mine complex in Kentucky owned by Range Bluegrass (the “New Frontier Mineral Reserves”). The parties further acknowledged that they were entering into the Letter Agreement in connection with: (i) Tacora Capital’s agreement to purchase Ten Million Dollars ($10,000,000) of the Company’s common stock; (ii) Tacora Capital’s sale of all of its equity in Cumberland Coal Investments, LLC, a Delaware limited liability company (“CCI”), and certain affiliated limited liability companies (collectively, “Series”), which own 100% of the common stock of Cumberland Coal Corporation, a surface and underground mining operator with locations in Kentucky and Virgina (“Cumberland Coal Corp.”) to Cumberland Coal Holdings, LLC, an Ohio limited liability company (“CCH”), pursuant to a Membership Interest Transfer Agreement; and (iii) an agreement by Range Cumberland, LLC, a wholly-owned indirect subsidiary of the Company, agreed to lend Cumberland Coal Corporation up to Four Million Dollars ($4,000,000) in connection with the reclamation and remediation of the New Frontier Mineral Reserves. None of CCI, the Series, Cumberland Coal Corp., or CCH are affiliated with the Company or any of its subsidiaries.

The Letter Agreement contains the customary provisions found in agreements of this type. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement attached hereto as Exhibit 10.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 31, 2026, Range Bluegrass Land, LLC (“Range Bluegrass”), a wholly owned subsidiary of the Company, became subject to a contingent obligation in connection with a Contingent Performance Note (the “Note”) issued in favor of Tacora Capital, LP (“Tacora Capital”) by certain third-party obligors, including Cumberland Coal Holdings, LLC, Cumberland Coal Investments, LLC, certain affiliated series entities, and Cumberland Coal Corporation (collectively, the “Obligors”). The Note provides for aggregate contingent payments to Tacora Capital of up to $25,000,000, payable from the net proceeds of certain sale transactions involving the Obligors’ assets or equity.

Pursuant to Section 6.2 of the Note, Range Bluegrass agreed to certain contingent obligations with respect to any deficiency remaining under the Note after the completion of specified sale transactions by the Obligors (a “Contingent Performance Note Deficiency”). If a sale transaction results in a Contingent Performance Note Deficiency, Range Bluegrass and Tacora Capital agreed to work in good faith to enter into a joint venture with respect to maximizing the value of the New Frontier Mineral Reserves (as defined in the Letter Agreement referenced above in Item 1.01 and attached hereto as Exhibit 10.4), known as the “Investment Recovery Opportunity.” No other real or personal property of Range Bluegrass is included in the Investment Recovery Opportunity.

The Company was not a direct obligor under the Note. However, because Range Bluegrass is a wholly owned subsidiary of the Company, the Company may be indirectly exposed to financial obligations arising from Range Bluegrass’s contingent commitments under the Note with respect to the Investment Recovery Opportunity.

The contingent obligation is not fixed and will arise, if at all, only upon the occurrence of future events, including (i) the consummation of certain sale transactions by the Obligors and (ii) a resulting shortfall in payments under the Note. Accordingly, the amount and timing of any potential payments by a newly created joint venture between Range Bluegrass and Tacora, whose sole asset would be the New Frontier Mineral Reserves, cannot be determined at this time.

The foregoing description of the Note and the obligations contemplated by Section 6.2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Contingent Performance Note, which is filed as an exhibit hereto as Exhibit 10.5 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02 in its entirety.

Pursuant to the Purchase Agreement, the Company issued 6,256,704 shares of the Company’s common stock to Tacora Capital on May 31, 2026. The sale of the Shares was exempt from the registration requirements of the Securities Act as transactions by an issuer not involved in any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Purchaser in the Purchase Agreement, including, but not limited to, that it is an “accredited investor” within the meaning of Rule 501 of Regulation D and that Purchaser had access to full and complete information about the Company and its investment.

Item 8.01 Other Events.

Press Release

On June 3, 2026, the Company issued a press release disclosing the transactions reflected in this Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated May 31, 2026, between Range Impact, Inc. and Tacora Capital, LP.

10.2	Loan Agreement, dated May 31, 2026, between Range Cumberland, LLC and Cumberland Coal Corporation.

10.3	Subordination Agreement, dated May 31, 2026, by and among Range Cumberland, Tacora Capital, LP and Cumberland Coal Corporation.

10.4	Letter Agreement, dated May 31, 2026, between Range Bluegrass Land, LLC and Tacora Capital, LP

10.5

Contingent Performance Note, dated May 31, 2026, issued by Cumberland Coal Holdings, LLC, Cumberland Coal Investments, LLC, certain affiliated series entities, Cumberland Coal Corporation, and with respect to Section 6.2 only, Range Bluegrass Land, LLC.

99.1	Press Release, dated June 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: June 3, 2026	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	Stock Purchase Agreement, dated May 31, 2026, between Range Impact, Inc. and Tacora Capital, LP.

10.2	Loan Agreement, dated May 31, 2026, between Range Cumberland, LLC and Cumberland Coal Corporation.

10.3	Subordination Agreement, dated May 31, 2026, by and among Range Cumberland, Tacora Capital, LP and Cumberland Coal Corporation.

10.4	Letter Agreement, dated May 31, 2026, between Range Bluegrass Land, LLC and Tacora Capital, LP

10.5

Contingent Performance Note, dated May 31, 2026, issued by Cumberland Coal Holdings, LLC, Cumberland Coal Investments, LLC, certain affiliated series entities, Cumberland Coal Corporation, and with respect to Section 6.2 only, Range Bluegrass Land, LLC.

99.1	Press Release, dated June 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)